UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8‑K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 25, 2013

INTEGRAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-28353	98-0163519
(Commission File Number)	(IRS Employer Identification No.)
805 W. Orchard Drive, Suite 7, Bellingham, Washington	98225
(Address of Principal Executive Offices)	(Zip Code)

(360) 752-1982
(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 25, 2013, Integral Technologies, Inc. (“Integral”) issued a press release announcing that it had entered into a co-development agreement with Delphi Automotive PLC to jointly develop wire and cable insulation applications using Integral’s proprietary ElectriPlast® Conductive Resin Technology.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
No.	Description
99.1	News release dated as of June 25, 2013. The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL TECHNOLOGIES, INC.

	By:	/s/ William A. Ince
	Name:	William A. Ince
	Title:	Secretary

July 9, 2013

EXHIBIT INDEX
No.	Description
99.1	News release dated as of June 25, 2013. The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.